Certain confidential information contained in this document, marked by [**], has been omitted because the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

Exhibit 10.2

Private and Confidential

DEED OF AMENDMENT TO LICENSE AGREEMENT

This DEED is dated 7 April 2020

BETWEEN:

(1)	SYNCONA IP HOLDCO LIMITED (“Syncona’’), a company incorporated in England and Wales (registered number [**]) whose registered address is at [**]; and

(2)	GYROSCOPE THERAPEUTICS LIMITED (the “Licensee”) a company incorporated in England and Wales (registered number [**]) whose registered office is at [**]

Syncona and Licensee are each referred to herein as a “Party” and collectively as the “Parties”.

Background

A.	The Parties entered into an exclusive patent licence on 1 October 2019 (the “Licence Agreement”).

B.	The Licensee has entered into an exclusive patent and know-how licence agreement with Freeline Therapeutics Limited on the same date as this Amendment (the “Freeline Licence”).

C.	The Parties wish to amend the Licence Agreement with regard to the type of products in relation to which royalties shall not be payable by Licensee to Syncona.

D.	This amendment agreement (the “Amendment”) effects those changes.

NOW, THEREFORE, in consideration of the mutual representations contained herein and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and the execution of this Amendment as a deed, the Parties hereby agree as follows:

1.	General

(a)	This Amendment is made on the date above and shall be effective as from the date set out at the start of this Amendment (the “Amendment Effective Date”).

(b)	Save as expressly modified by this Amendment, the Licence Agreement shall remain in full force and effect.

(c)	Words and expressions defined in the Licence Agreement shall bear the same meaning in this Amendment unless the context specifically requires otherwise.

(d)	If there is any conflict between this Amendment and the Licence Agreement, this Amendment shall prevail.

Certain confidential information contained in this document, marked by [**], has been omitted because the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

Private and Confidential

2.	Amendments

The Parties agree to amend the Licence Agreement by deleting the last sentence of clause 4.3 and replacing it with the following sentence:

In addition, the Parties agree that no royalty shall be payable by the Licensee under this Agreement in relation to any Royalty Product that is an adeno-associated virus Complement Factor I product that is delivered by peripheral vein infusion, direct administration to the liver via hepatic vessels (such as hepatic vein infusion or hepatic artery infusion) or via intraparenchymal administration direct to the liver (“Systemic AAV.CFI”) wherein:

(a)	a vector comprises in the gene expression cassette promoter driving gene expression predominantly in liver cells; and/or

(b)	the liver is the primary site of CFI expression in the body of the gene therapy recipient.

3.	Entire Agreement

This Amendment Agreement and the Licence Agreement constitutes the entire agreement between the Parties with respect to the subject matter of this Amendment. This Amendment supersedes all prior agreements, whether written or oral, with respect to the subject matter of the Amendment. Each Party confirms that it is not relying on any statements, representations, misrepresentation, warranties or covenants of any person (whether a Party to this Amendment or not) except as specifically set out in this Amendment. Nothing in this Amendment is intended to limit or exclude any liability for fraud.

4.	Counterparts

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same instrument. An executed signature page of this Amendment delivered by facsimile transmission or by electronic mail in “portable document format” (“.pdf”) shall be as effective as an original executed signature page.

5.	Law and jurisdiction

This Amendment and any documents to be entered into pursuant to it shall be governed by and construed in accordance with English law and each Party irrevocably submits to the exclusive jurisdiction of the courts of England over any claim or matter arising under or in connection with this Agreement and the documents entered into pursuant to it (including non-contractual disputes).

IN WITNESS of which the Parties have executed and delivered this Amendment as a deed on the date set out above.

EXECUTED AS DEED on behalf of Syncona IP Holdco Limited

[**]
Authorised Signatory

Certain confidential information contained in this document, marked by [**], has been omitted because the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

Private and Confidential

Name:	[**]

Title:	[**]

Date:	06 April 2020

in the presence of

[**]

Signature of Witness

Name:	[**]

Address:	[**]

EXECUTED AS DEED by Gyroscope Therapeutics Limited.

[**]

Director

Name:	[**]

Title:	[**]

Date:	April 4th 2020

in the presence of

[**]

Signature of Witness

Name:	[**]

Address:	[**]

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